UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2019 (May 1, 2019)

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)

3505 West Sam Houston Parkway North, Suite 400 Houston, Texas (Address of principal executive offices)		77043 (Zip Code)
281-618-0400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) In connection with Alisa Johnson’s retirement from Helix as previously announced on March 21, 2019, Ms. Johnson resigned from her position as Executive Vice President, General Counsel and Corporate Secretary of Helix on May 1, 2019. Ms. Johnson will remain employed by Helix for several weeks in order to assist with the transition of her responsibilities to her successor. In light of Ms. Johnson’s retirement and her long-term service as an executive officer of Helix, on May 1, 2019 Ms. Johnson and Helix entered into an Equity Compensation Agreement pursuant to which the vesting of Ms. Johnson’s outstanding unvested restricted stock, consisting of a total of 163,305 shares of Helix’s common stock, was accelerated as of that date, which agreement had been previously approved by the Compensation Committee of Helix’s Board of Directors.

Item 7.01. Regulation FD Disclosure.

On May 3, 2019, Helix issued a Press Release announcing the resignation of Ms. Johnson and the promotion of Mr. Neikirk, a copy of which Press Release is furnished as Exhibit 99.1.

Item 8.01.   Other Events.

On May 3, 2019, Helix announced that effective May 1, 2019, Ken Neikirk was promoted to Senior Vice President, General Counsel and Corporate Secretary of Helix, and was designated as an Executive Officer of the Company as defined in Rule 3b-7 promulgated under the Securities Exchange Act of 1934. Mr. Neikirk (age 44) has 19 years of experience practicing law in the corporate and energy sectors, and has been with Helix since 2007, most recently serving as Helix’s Corporate Counsel, Compliance Officer and Assistant Secretary since February of 2016.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Press Release announcing the resignation of Ms. Johnson and the promotion of Mr. Neikirk.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 3, 2019

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ Erik Staffeldt
Erik Staffeldt
Executive Vice President and Chief Financial Officer